Supplement Dated June 1, 2019

to the

Prospectus Dated May 1, 2019

and the

Statement of Additional Information Dated May 1, 2019

for the

Farmers® LifeAccumulator

Issued by

Farmers New World Life Insurance Company

through its

Farmers Life Separate Account A

This Supplement updates certain information in your variable life insurance policy (“Policy”) Prospectus and Statement of Additional Information. Please read this Supplement carefully and keep it with your Prospectus for future reference.

Funds Merging

Effective on or about June 7, 2019, the Principal PVC Income Account (Class 2 shares) will merge into the Principal PVC Core Plus Bond Account (Class 1 shares).

Effective on or about June 7, 2019, the Principal PVC LargeCap Growth Account (Class 2 shares) will merge into the Principal PVC LargeCap Growth Account I (Class 1 shares).

As a result of the Fund mergers, all references to the Principal PVC Income Account and Principal PVC LargeCap Growth Account are deleted from your Prospectus and Statement of Additional Information and replaced with references to the Principal PVC Core Plus Bond Account and the Principal PVC LargeCap Growth Account I, respectively.

Share Class Changes

Effective on or about June 14, 2019, the following funds will be changing from Class 2 shares to Class 1 shares:

PVC Diversified International Account

PVC Government & High Quality Bond Account

PVC Short-Term Income Account

As a result of the share class changes, all references to Class 2 shares for these funds are deleted from your Prospectus and Statement of Additional Information and replaced with references to Class 1 shares for the respective funds.

1